Exhibit 10


Consent of Independent Registered Public Accounting Firm


We consent to the use in this Post-Effective Amendment No. 25 to Registration Statement No. 033-22925 of Charter National Variable Annuity Account (the "Account") on Form N-4 of our report relating to the financial statements and related financial statement schedules of Charter National Life Insurance Company dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in
2004), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the use of our report dated March 24, 2005 relating to the financial statements of the sub-accounts of the Account, also appearing in such Statement of Additional Information, and to the references to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois

April 25, 2005